Trade Accounts And Notes Receivable, Net	12 Months Ended
Dec. 31, 2013
Trade Accounts And Notes Receivable, Net [Text Block]
Trade accounts and notes receivable consist of the following:

	December 31,
	2013	2012
Trade accounts receivable	8,566	12,938
Notes receivable	738	613
Less: allowance for doubtful accounts	(1,094)	(1,602)
Total	8,210	11,949
Less current portion	(7,895)	(11,148)
Total long-term portion	316	801

Notes receivable usually represent commercial bills of exchange (drafts) with initial maturities of 90 days or less.

Bad debt expenses amount to € 163 thousand, € 516 thousand and € 191 thousand, for the years ended December 31, 2013, 2012 and 2011.

Long term portion consists mainly of capital leases of medical devices. Future minimum lease payments to be received over the five coming years are as follows:

December 31,

2014	274
2015	106
2016	54
2017	5
Total minimum lease payments	439